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                                                                  EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated January 14, 1998, on the consolidated financial statements of First Financial Bankshares, Inc. (and to all references to our Firm), incorporated by reference in the Amendment No. 2 to the Registration Statement on Form S-4.


                                          ARTHUR ANDERSEN LLP


Dallas, Texas,
 November 5, 1998